--------------------------------------------------------------------------------

                                                                  VAN ECK GLOBAL

                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2001


                                   discipline


                                                      WORLDWIDE HARD ASSETS FUND







allocation







                                               diversity




                          GLOBAL INVESTMENTS SINCE 1955

--------------------------------------------------------------------------------

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

In a difficult environment, the Van Eck Worldwide Hard Assets Fund had a total return of -3.42% for the first six months of the year, compared to a total return of -6.70% for the S&P 500 Index.* Commodities prices have generally trended lower in 2001, as economic growth slowed around the world and affected demand. Despite this, hard asset equities have had mixed performance, with some asset classes attracting increased investor interest as the economy weakens. Following strong gains in 2000, the oil and gas stocks had disappointing results. Meanwhile, real estate, gold and many industrial metals stocks performed well and the Fund's overweight position in real estate helped insulate it from losses in the energy sector.


REVIEW

Performance for the ENERGY sector, both commodities and stocks alike, ranged between flat to double-digit declines in the first half of 2001. Crude oil prices, which began the year at a relatively high price of $26.80 per barrel, fell about 2%, to $26.25 per barrel by the end of June. Given the global economic slowdown that was unraveling, oil prices held up well. This was due to continued OPEC production discipline, cuts in Iraqi oil production and high gasoline prices (brought on by maintenance shutdowns and operating difficulties at many refineries).

Natural gas, which had nearly quadrupled to record levels in 2000 as a result of limited supply, the energy crisis in California and a winter of below normal temperatures, fell dramatically in the second quarter of 2001. Demand for natural gas declined unexpectedly as industrial consumers began to use energy alternatives, such as residual fuel oil and middle distillates. In addition, heavy energy users, such as mines and smelters, were encouraged to curtail or eliminate production, which made more hydroelectric or coal power available to residential consumers and light industries. At the same time, natural gas inventories increased more than expected in the spring, creating a more balanced market. By the end of June, natural gas prices had fallen from $10 per mcf to $3.25 per mcf year to date.

While many energy companies had record earnings in the first half of the year, investor sentiment turned somewhat negative due to the combination of a slowing economy, increasing commodity inventories, and the extreme drop in the price of natural gas. Energy stocks, depending on their industry focus, had mixed performance, with the "integrated" energy stocks, such as Exxon Mobil (1.1% of assets) and Chevron (1.0% of assets), up slightly. The integrated oil companies fared well as they continued to benefit from strong gasoline prices and as refining capacity came down. Due to their heavy reliance on natural gas production, the oil service stocks and exploration and production (E&P) stocks, which had outperformed in 2000, were down about 20%.

As we entered 2001, we held an overweight position of about 50% of Fund assets in the energy sector, primarily in integrated oil and E&P stocks, as these companies continued to turn in record earnings. Although we pared back this position moderately in the beginning of June, it offset the strong performance of our real estate and gold holdings.

The U.S. REAL ESTATE sector performed very well in the first half of 2001, achieving gains of 12.1%. Despite the economic slowdown, we maintained our overweight position in U.S. real estate investment trusts (REITs) as a result of two particular factors. The first was the continued perception of REITs as a safe haven. REITs continued to attract investor attention due to their predictable cash flows and secure, high dividend yields. At 7% average yields, the spread between REITs and 10-year bonds remains attractive. The second factor, which became more apparent in the second quarter, was the increasing legitimization of REITs as a large and accepted asset class. Serious consideration is being given to including REITs in the S&P 500. Further, both REITs themselves and analysts have started to push for their earnings to be reported as "Earnings Per Share" (as are other equities) rather than "Funds From Operation" in an effort to make REITs universally accepted. Smaller positions in Canadian REITs also fared well, while Asian real estate

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

securities, where the Fund holds 2.8% of assets, declined 7% as economic fundamentals deteriorated and the equity markets in the region continued to be volatile.

INDUSTRIAL METALS commodities and stocks ended the first half of the year with diverging performance. The commodities, affected by the weakening global economy and a strong dollar (which has a dampening effect on exports), fell, with steel trading near ten-year lows, aluminum down 5.9% and copper down 14.3%. At the same time, however, metals stocks were up substantially overall, as investors reacted to the Federal Reserve interest rate cuts and an anticipated economic turnaround. For example, Alcoa (2.4% of assets), the aluminum manufacturer, gained 19.4%, Billiton (2.0% of assets), a diversified metals producer, gained 29.8% and USX-U.S. Steel (1.1% of assets) gained 11.9%. Steel companies enjoyed an added boost when LTV, a large steel company, filed for bankruptcy, which was expected to curtail steel production. They also benefited from discussions of trade protection being considered by the Bush Administration. We increased the industrial metals equity weighting in the Fund moderately in the first half. Still, we remained cautious and did not increase it further due to relatively low earnings, unattractive stock valuations and weak fundamentals.

FOREST PRODUCTS commodities turned in mixed results. Given the weakness in the economy, most of the commodity prices held up fairly well, with the exception of pulp, which fell precipitously. Lumber prices, for example, increased substantially as a result of an unexpectedly strong housing market and the threat of possible new tariffs on Canadian producers. Prices of newsprint and most grades of paper were somewhat lower. Like the underlying forest products, equities turned in mixed performance in the first half. Companies with large exposure to the lumber market fared well, ending the period with positive performance. We remained underweight forest product stocks as the group's earnings were low, stock valuations were unattractive, and we did not believe the outlook was as promising as it was for some of the other hard asset sectors.

Gold equities were among the best performers in the hard asset universe, even though PRECIOUS METALS prices trended sideways to lower in the first half. Early in the year, aggressive U.S. interest rate cuts by the Federal Reserve caused many to forecast a second-half turnaround in the weak U.S. economy. This created strength in the U.S. dollar and the gold price declined. First-quarter weakness in gold was compounded by a devastating earthquake centered near the Indian gold-trading center of Gujarat. While the Gujarat gold trade was routed through other channels, commodity traders seized this negative development as an opportunity to push gold below the technically important $252 level, which would have marked a new 20-year low. Gold moved below US$255 twice in the first quarter, but failed to reach new long-term lows as bargain hunters moved in to push prices higher. Investors' outlook for gold improved markedly in the second quarter, as continued Fed easing was perceived to be excessive and potentially inflationary. Further, low to negative real interest rates, as experienced in the first half, tend to push gold prices higher. Bullion prices did move higher, peaking at the US$285 level in May, then consolidated to end June at US$270.60, well above its lows for the year. Gold-mining shares reacted positively to the improving gold price, as the Financial Times Gold Mines Index** gained 13.6% in the first half. While we have done some buying on price weakness, we remain underweight with 7.7% in gold shares. Our caution stems partly from an all-time high dollar, which tends to attract investors as a safe haven when it is strong.

THE OUTLOOK

We believe that certain hard asset sectors currently offer good potential. We remain somewhat overweight in energy, since these stocks currently offer attractive valuations and very high earnings, which we do not believe have been priced in by investors. In addition, we believe crude oil prices will remain relatively high, and that the natural gas price has stabilized. We also continue to favor real estate, which tends to be a much more defensive sector than any other hard asset sector. Real estate securities

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

currently offer dividend yields of 7%, cash flow growth rates of 5%, and attractive valuations, which should support the sector.

We would like to thank you for your participation in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[Graphic Omitted]

/s/ DEREK S. VAN ECK
---------------------
Derek S. Van Eck
PORTFOLIO MANAGER

July 19, 2001

The Standard & Poor's 500 (S&P 500) Index and the Financial Times Gold Mines Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

**The Financial Times Gold Mines Index is a market capitalization-weighted index of gold-mining shares.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                          WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------


                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2001

             [Data below represents pie chart in the printed piece]

Manufacturing            1.0%
Industrial Metals        9.4%
Forest Products          7.8%
Energy                  35.9%
Other                    3.0%
Cash/Equivalents        16.1%
Real Estate             19.1%
Precious Metals          7.7%


                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2001

             [Data below represents pie chart in the printed piece]

South Africa         1.6%
Netherlands          1.2%
Finland              0.8%
United States       55.1%
Cash/Equivalents    16.1%
Canada              12.8%
Russia               4.1%
Australia            3.5%
Hong Kong            2.8%
United Kingdom       2.0%

                           WORLDWIDE HARD ASSETS FUND
                  REPRESENTATIVE HOLDINGS AS OF JUNE 30, 2001*
--------------------------------------------------------------------------------
BROOKFIELD PROPERTIES CORP.
(CANADA, 3.1%)

Brookfield Properties is a diversified North American real estate development company. The company owns commercial rental properties, develops residential land, builds homes and offers real estate management services.

EQUITY OFFICE PROPERTIES TRUST
(U.S., 2.4%)

Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

BOSTON PROPERTIES, INC.
(U.S., 1.5%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Boston, Washington, D.C., San Francisco and midtown Manhattan real estate markets.

ENSCO INTERNATIONAL, INC.
(U.S., 1.4%)

Ensco, an international offshore contract drilling company, provides marine transportation services in the Gulf of Mexico. The company serves the oil and gas industry.

NOBLE DRILLING CORP.
(U.S., 1.4%)

Noble Drilling provides diversified services for the oil and gas industry. The company provides contract drilling services with its fleet of offshore drilling units located in markets worldwide. Noble Drilling also provides labor contract drilling services, engineering, and production management services, as well as turnkey drilling services.

STILLWATER MINING CO.
(U.S., 1.2%)

Stillwater Mining develops, processes, and refines platinum, palladium, and associated metals from the Stillwater Mine in Montana. Stillwater is the only primary producer of platinum outside of South Africa. The company is currently developing the East Boulder project, a new underground mine on the Stillwater property that will boost metals production substantially starting in 2001.

NABORS INDUSTRIES, INC.
(U.S., 1.1%)

Nabors Industries is a land drilling contractor, and also performs well servicing and workovers. The company conducts oil, gas, and geothermal land drilling operations in the continental United States, Alaska and Canada, as well as in South and Central America and the Middle East. Nabors' well-site services include oil-field management, well logging, and other support services.

GLOBAL MARINE, INC.
(U.S., 1.0%)

Global Marine provides offshore drilling services on a day-rate basis and offshore drilling management services on a turnkey basis. The company's fleet consists of cantilevered jackups, semisubmersibles, and drillships. Global Marine conducts business operations in the U.S. Gulf of Mexico, West Africa, and the North Sea.

TALISMAN ENERGY, INC.
(CANADA, 0.7%)

Talisman Energy is an independent oil and gas producer. The company has operations in Canada, Indonesia, Sudan and the North Sea. Talisman is also conducting exploration in Algeria and Trinidad.

--------------------------
*Portfolio is subject to change.

                           WORLDWIDE HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
NO. OF                                             VALUE
SHARES                 SECURITIES (a)            (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 3.5%
Energy: 2.3%
          326,000   Origin Energy Ltd.          $  499,416
        2,399,200   Portman Mining Ltd.          1,825,476
                                               -----------
                                                 2,324,892
                                               -----------
Precious Metals: 1.1%
          482,006   Newcrest Mining Ltd.         1,104,906
                                               -----------
Technology: 0.1%
           30,000   Catuity, Inc.                  123,399
                                               -----------
                                                 3,553,197
                                               -----------
CANADA: 12.8%
Energy: 3.6%
           34,532   Alberta Energy Co. Ltd.      1,424,729
          127,650   Ensign Resource Service
                      Group, Inc.                1,268,200
           25,000   NQL Drilling Tools, Inc.       156,781
           18,650   Talisman Energy, Inc.          710,986
                                               -----------
                                                 3,560,696
                                               -----------
Forest Products: 3.2%
          201,500   Abitibi-Consolidated, Inc.   1,541,475
          200,000   Timberwest Forest Corp.      1,610,721
                                               -----------
                                                 3,152,196
                                               -----------
Precious Metals: 2.9%
           59,000   Barrick Gold Corp.             893,850
        1,614,800   Brazilian Resources, Inc.      127,918
          190,900   Placer Dome, Inc.            1,870,820
                                               -----------
                                                 2,892,588
                                               -----------
Real Estate: 3.1%
          162,550   Brookfield Properties Corp.  3,111,826
                                               -----------
                                                12,717,306
                                               -----------
FINLAND: 0.8%
Forest Products: 0.8%
           72,000   Stora Enso Oyj (R Shares)      763,785
                                               -----------
HONG KONG: 2.8%
Real Estate: 2.8%
           77,000   Cheung Kong (Holdings) Ltd.    839,113
          220,600   Sun Hung Kai Properties Ltd. 1,986,840
                                               -----------
                                                 2,825,953
                                               -----------
NETHERLANDS: 1.2%
Energy: 1.2%
           20,000   Royal Dutch Petroleum Co.    1,165,400
                                               -----------

--------------------------------------------------------------------------------
NO. OF                                                       VALUE
SHARES                 SECURITIES (a)                      (NOTE 1)
--------------------------------------------------------------------------------
RUSSIA: 4.1%
Energy: 1.2%
            7,400   Lukoil Holding Corp. (ADR)            $  352,937
            7,400   Lukoil Holding Corp. Pfd. (ADR)          170,188
           22,200   Surgutneftegaz, Inc. Pfd.
                      (Sponsored ADR)                        346,657
           95,000   Yukos                                    371,450
                                                         -----------
                                                           1,241,232
                                                         -----------
Industrial Metals: 0.6%
           33,000   Norilsk Nickel                           595,650
                                                         -----------
Other: 2.3%
            4,299   Khanty-Mansiysk Oil Co. (b)*           2,257,007
                                                         -----------
                                                           4,093,889
                                                         -----------
SOUTH AFRICA: 1.6%
Forest Products: 1.3%
          145,500   Sappi Ltd. (ADR)                       1,302,225
                                                         -----------
Precious Metals: 0.3%
              688   Anglo American Platinum
                      Corp. (ADR)                             30,640
           15,818   Anglogold Ltd.                           283,300
            1,011   Western Areas Gold Mining
                      Co. Ltd. (ADR)                           3,010
                                                         -----------
                                                             316,950
                                                         -----------
                                                           1,619,175
                                                         -----------
UNITED KINGDOM: 2.0%
Industrial Metals: 2.0%
          405,900   Billiton PLC                           2,032,471
                                                         -----------
UNITED STATES: 55.1%
Auto, Trucks & Parts: 0.6%
           26,700   Dana Corp.                               623,178
                                                         -----------
Energy: 27.4%
           16,425   Apache Corp.                             833,569
           10,800   Chevron Corp.                            977,400
           12,300   Cooper Cameron Corp.                     686,340
           33,400   Devon Energy Corp.                     1,753,500
           25,000   Diamond Offshore Drilling, Inc.          826,250
           13,200   Dominion Resources, Inc.                 793,716
           14,700   El Paso Corp.                            772,338
           58,000   Ensco International, Inc.              1,357,200
           12,758   Exxon Mobil Corp.                      1,114,411
           54,000   Global Marine, Inc.                    1,006,020
           35,000   J.P. Morgan & Co., Crude
                      Oil Commodity-Indexed
                      Pref. Security 3/04/02               1,312,500

                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------
NO. OF                                             VALUE
SHARES                 SECURITIES (a)            (NOTE 1)
--------------------------------------------------------------------
UNITED STATES (CONTINUED)
           24,800   Mirant Corp.                $  853,120
           29,200   Nabors Industries, Inc.      1,086,240
           32,800   Newfield Exploration Co.     1,051,568
           41,000   Noble Drilling Corp.         1,342,750
           40,860   Occidental Petroleum Corp.   1,086,467
          147,200   Ocean Energy, Inc.           2,568,640
          129,500   Parker Drilling Co.            841,750
           16,000   Phillips Petroleum Co.         912,000
           29,300   Rowan Co., Inc.                647,530
           40,600   Santa Fe International Corp. 1,177,400
           22,800   Schlumberger Ltd.            1,200,420
            9,520   Smith International, Inc.      570,248
           32,807   Transocean Sedco Forex, Inc. 1,353,289
           32,000   Williams Co., Inc. (The)     1,054,400
                                               -----------
                                                27,179,066
                                               -----------
Forest Products: 2.7%
           28,000   Boise Cascade Corp.            984,760
           32,400   International Paper Co.      1,156,680
           13,600   Sealed Air Corp.               506,600
                                               -----------
                                                 2,648,040
                                               -----------
Industrial Metals: 6.9%
          196,338   AK Steel Holding Corp.       2,462,079
           60,320   Alcoa, Inc.                  2,376,608
           24,000   Shaw Group, Inc. (The)         962,400
           52,650   USX - U.S. Steel Group       1,060,898
                                               -----------
                                                 6,861,985
                                               -----------
Insurance: 0.0%
            3,000   Highlands Insurance
                      Group, Inc.                   14,550
                                               -----------
Manufacturing:1.0%
           18,000   Tyco International Ltd.        981,000
                                               -----------
Precious Metals: 3.4%
          145,000   Homestake Mining Corp.       1,123,750
           54,000   Newmont Mining Corp.         1,004,940
          41,125    Stillwater Mining Co.        1,202,906
                                               -----------
                                                 3,331,596
                                               -----------
Real Estate:13.1%
           51,000   AMB Property Corp.           1,313,760
           15,600   Bedford Property
                      Investors, Inc.              326,820
           36,000   Boston Properties, Inc.      1,472,400
           36,000   Crescent Real
                      Estate Equities Co.          884,520
           76,831   Equity Office
                      Properties Trust           2,430,165
           28,000   Equity Residential
                      Properties Trust           1,583,400

--------------------------------------------------------------------
NO. OF                                             VALUE
SHARES                 SECURITIES (a)            (NOTE 1)
--------------------------------------------------------------------
UNITED STATES (CONTINUED)
           60,700   Hilton Hotels Corp.         $  704,120
          126,500   Host Marriott Corp.          1,583,780
           54,825   Prentiss Properties Trust    1,441,898
           42,850   Simon Property Group, Inc.   1,284,210
                                               -----------
                                                13,025,073
                                               -----------
                                                54,664,488
                                               -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 83.9%
  (Cost: $82,325,524)                           83,435,664
                                               -----------
        SHORT-TERM            DATE OF
     OBLIGATION: 14.4%        MATURITY   COUPON
--------------------------------------------------------------------
Repurchase Agreement
  (Note 10): Purchased on
  6/29/01; maturity value
  $14,381,553 (with State
  Street Bank & Trust Co.,
  Collateralized by
  $14,310,000 Federal
  National Mortgage
  Association--5.52% due
  1/24/03 with a value of
  $14,666,419)
  (Cost: $14,377,000)         7/02/01     3.80%          14,377,000
                                                         -----------
TOTAL INVESTMENTS: 98.3%
  (Cost: $96,702,524)                                     97,812,664
OTHER ASSETS LESS LIABILITIES: 1.7%                        1,521,875
                                                         -----------
NET ASSETS: 100%                                         $99,334,539
                                                         ===========

SUMMARY OF          % OF      SUMMARY OF          % OF
NET ASSETS          NET       NET ASSETS          NET
BY INDUSTRY        ASSETS     BY INDUSTRY        ASSETS
------------       ------     ------------       ------
Auto, Trucks & Parts 0.6%     Real Estate        19.1%
Energy              35.9%     Technology          0.1%
Forest Products      7.8%     Short-Term
Industrial Metals    9.4%       Obligation       14.4%
Manufacturing        1.0%     Other               2.3%
Precious Metals      7.7%     Other assets less
                                liabilities       1.7%
                                                -----
                                                100.0%
                                                =====


----------------
a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 6).
*   Fair value as determined by the Board of Trustees.
Glossary:
ADR-American Depositary Receipt

                        See Notes to Financial Statements

                 WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value (including repurchase agreement of
   $14,377,000) (cost $96,702,524)) (Note 1) ...................................   $ 97,812,664
Cash--initial margin for equity swap (Note 8) ..................................        110,970
Cash--initial margin for commodity swap (Note 1) ...............................        418,600
Receivables:
   Capital shares sold .........................................................        940,819
   Securities sold .............................................................        825,475
   Dividends and interest ......................................................        285,454
   Due from broker - equity swap (Note 8) ......................................        270,210
   Due from broker - commodity swap (Note 1) ...................................         44,302
                                                                                   ------------
     Total assets ..............................................................    100,708,494
                                                                                   ------------
LIABILITIES:
Payables:
   Securities purchased ........................................................        976,554
   Due to custodian ............................................................        167,068
   Capital shares redeemed .....................................................         91,579
   Due to adviser ..............................................................         87,678
   Accounts payable ............................................................         51,076
                                                                                   ------------
     Total liabilities .........................................................      1,373,955
                                                                                   ------------
Net assets .....................................................................   $ 99,334,539
                                                                                   ============
Shares outstanding .............................................................      8,614,942
                                                                                   ============
Net asset value, redemption and offering price per share .......................   $      11.53
                                                                                   ============
Net assets consist of:
   Aggregate paid in capital ...................................................    115,965,375
 Unrealized appreciation of investments,
   swaps, forward foreign currency contracts and foreign
     currency transactions .....................................................      1,423,830
Undistributed net investment income ............................................        429,155
Accumulated realized loss ......................................................    (18,483,821)
                                                                                   ------------
                                                                                   $ 99,334,539
                                                                                   ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INCOME (NOTE 1):
Dividends (less foreign taxes withheld of $40,748) .................                $ 1,016,686
Interest ...........................................................                    119,556
                                                                                    -----------
    Total income ...................................................                  1,136,242
EXPENSES:
Management (Note 2) ................................................  $   478,618
Administration (Note 2) ............................................        1,214
Custodian ..........................................................       16,287
Professional .......................................................       15,896
Trustees' fees and expenses ........................................       15,842
Interest (Note 9) ..................................................       15,623
Reports to shareholders ............................................       13,783
Transfer agency ....................................................        8,723
Other ..............................................................       10,498
                                                                      -----------
    Total expenses .................................................                    576,484
                                                                                    -----------
    Net investment income ..........................................                    559,758
                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ...........................                  4,269,262
Realized loss from foreign currency transactions ...................                    (59,921)
Realized gain from commodity swaps .................................                    193,600
Change in unrealized depreciation of forward foreign currency
   contracts and foreign currency transactions .....................                      6,460
Change in unrealized appreciation of investments and swaps .........                 (9,387,623)
                                                                                    -----------
Net unrealized loss on investments, forward foreign currency
    contracts and foreign currency transactions ....................                 (4,978,222)
                                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............                $(4,418,464)
                                                                                    ===========

                        See Notes to Financial Statements

                 WORLDWIDE HARD ASSETS FUND FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED     YEAR ENDED
                                                                                     JUNE 30, 2001     DECEMBER 31,
                                                                                      (UNAUDITED)          2000
                                                                                   -----------------   -------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income .......................................................    $    559,758      $  1,351,224
   Realized gain from security transactions ....................................       4,269,262         2,926,408
   Realized loss from foreign currency transactions ............................         (59,921)         (184,207)
   Realized gain from options ..................................................              --           711,626
   Realized gain from futures contracts and commodity swaps ....................         193,600           109,227
   Change in unrealized depreciation of forward foreign currency
     contracts and foreign currency transactions ...............................           6,460            (7,507)
   Change in unrealized appreciation of investments, swaps and
     options written ...........................................................      (9,387,623)        3,444,286
                                                                                     ------------      ------------
   Increase (decrease) in net assets resulting from operations .................      (4,418,464)        8,351,057
                                                                                     ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .......................................................      (1,019,912)       (1,112,083)
                                                                                     ------------      ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ...............................................     144,527,151       243,127,424
   Reinvestment of dividends and distributions .................................       1,019,912         1,112,083
   Cost of shares reacquired ...................................................    (139,502,286)     (251,660,892)
                                                                                    ------------      ------------
     Net increase (decrease) in net assets resulting from capital
        share transactions .....................................................       6,044,777        (7,421,385)
                                                                                     ------------      ------------
     Total increase (decrease) in net assets ...................................         606,401          (182,411)
NET ASSETS:
Beginning of period ............................................................      98,728,138        98,910,549
                                                                                     ------------      ------------
End of period (including undistributed net investment income of
   $429,155 and $949,230, respectively) ........................................    $ 99,334,539      $ 98,728,138
                                                                                    ============      ============
*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER
    OF $.001 PAR VALUE SHARES AUTHORIZED)
   Shares sold .................................................................      12,147,289        21,286,467
   Reinvestment of dividends and distributions .................................          86,875           107,865
   Shares reacquired ...........................................................     (11,801,392)      (22,232,937)
                                                                                     ------------      ------------
   Net increase (decrease) .....................................................         432,772          (838,605)
                                                                                     ============      ============




-


                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                   FOR THE
                                 SIX MONTHS                                                      EIGHT MONTHS
                                    ENDED                 YEAR ENDED DECEMBER 31,                    ENDED     YEAR ENDED
                                JUNE 30, 2001  ------------------------------------------------   DECEMBER 31,   APRIL 30,
                                 (UNAUDITED)    2000         1999         1998          1997         1996         1996
                                ------------   -------      -------     ---------     ---------  ------------ -----------
Net Asset Value,
   Beginning of Period ........   $ 12.07      $ 10.96     $   9.20     $  15.72     $  16.72     $  16.92      $  13.49
                                  -------      -------     --------     --------     --------     --------      --------
Income from
   Investment Operations:
   Net Investment Income ......      0.07         0.16         0.15         0.21         0.09         0.02          0.12
   Net Realized and
   Unrealized Gain (Loss) on
   Investments and Foreign
   Currency Transactions ......     (0.48)        1.07         1.75        (4.43)       (0.36)        0.09          3.44
                                  -------      -------     --------     --------     --------     --------      --------
Total from
   Investment Operations ......     (0.41)        1.23         1.90        (4.22)       (0.27)        0.11          3.56
                                  -------      -------     --------     --------     --------     --------      --------
Less Dividends and Distributions:
   Dividends from
     Net Investment Income ....     (0.13)       (0.12)       (0.14)       (0.09)       (0.31)       (0.16)        (0.13)
   Distributions from
     Realized Capital Gains           --           --           --        (2.21)       (0.42)        (0.15)           --
                                  -------      -------     --------     --------     --------     --------      --------
Total Distributions ...........     (0.13)       (0.12)       (0.14)       (2.30)       (0.73)       (0.31)        (0.13)
                                  -------      -------     --------     --------     --------     --------      --------
Net Asset Value,
   End of Period ..............   $ 11.53      $ 12.07     $  10.96     $   9.20     $  15.72     $  16.72      $  16.92
                                  =======      =======     ========     ========     ========     ========      ========
Total Return (a) ..............     (3.42)%      11.41%       21.00%      (30.93)%      (1.67)%       0.60%        26.66%
=======================================================================================================================
RATIOS/SUPPLEMENTARY DATA
Net Assets,
   End of Period (000) ........   $99,335      $98,728     $ 98,911     $ 85,813     $155,933     $167,417      $186,370
Ratio of Gross Expenses to
   Average Net Assets .........     1.20%(d)      1.16%        1.26%        1.20%        1.18%        1.24%(d)      1.08%
Ratio of Net Expenses to
   Average Net Assets .........      1.17%(c)(d)  1.14%(c)     1.26%        1.16%        1.17%        1.23%(d)      1.08%(b)
Ratio of Net Investment
   Income to Average
   Net Assets .................      1.17%(d)     1.41%        1.39%        1.64%        0.64%        0.10%(d)      0.81%
Portfolio Turnover Rate .......     44.91%      110.46%      199.43%      153.25%      102.82%       46.14%        26.37%

-----------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods of less than one year are not annualized.
(b) The ratio was not impacted by the directed brokerage arrangement.
(c) Excluding interest expense.
(d) Annualized.





                        See Notes to Financial Statements

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Hard Assets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates.

STRUCTURED NOTES--The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corp. will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

security with respect to both principal and interest. At June 30, 2001, the Fund had a JP Morgan & Co., Crude Oil Commodity--Indexed Preferred Security with a value of $1,312,500 that represented 1.3% of the net assets of the Fund.

COMMODITY SWAPS--The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2001, the Fund had the following outstanding commodity swap (stated in U.S. dollars):

                     NUMBER              TERMI-
UNDERLYING             OF     NOTIONAL   NATION   UNREALIZED
 SECURITY            SHARES    AMOUNT     DATE   APPRECIATION
------------        --------  --------   ------  -------------
Short-
Cracks NYMEX
Heating Oil -Crude     34     $188,700   8/20/01   $44,302
September

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions for the six months ended June 30, 2001.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $40,812,717 and $47,870,477, respectively, for the six months ended June 30, 2001. For federal income tax purposes, the identified cost of investments owned at June 30, 2001 was $82,436,494. As of June 30, 2001, net unrealized appreciation for federal income tax purposes aggregated $1,380,350, Worldwide Hard Assets Fund of which $9,772,020, related to appreciated securities and $8,391,670 related to depreciated securities.

As of December 31, 2000, the Fund had a capital loss carryforward of $21,378,539 available, $5,403,381 expiring December 31, 2006 and $15,975,158, expiring December 31, 2007.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

NOTE 5--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2001, the Fund had no outstanding forward foreign currency contracts.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 6--RESTRICTED SECURITIES--The following securities are restricted as to sale and deemed illiquid:

                                                              PERCENT OF
DATES                                                TOTAL   NET ASSETS AT
ACQUIRED                             COST            VALUE      6/30/01
---------                          -------          ------   ------------
1/31/97  Khanty-Mansiysk
         Oil Co.                  $1,410,006      $2,257,006      2.3%


NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2000 the net value of the assets and corresponding liability of the Fund's portion of the Plan is $32,585

NOTE 8--EQUITY SWAP--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the

                           WORLDWIDE HARD ASSETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2001, the Fund had the following outstanding equity swap (stated in U.S. dollars):

                  NUMBER              TERMI-
UNDERLYING          OF     NOTIONAL   NATION   UNREALIZED
 SECURITY         SHARES    AMOUNT     DATE   APPRECIATION
------------     --------  --------   ------  -------------
Gazprom Oil Co.   680,800  $110,970    Open     $270,210


NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Series") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Fund borrowed an average daily amount of $535,810 at a weighted average interest rate of 5.80% under the Facility. At June 30, 2001, there were no outstanding borrowings under the Facility.

NOTE 10--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

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









[VAN ECK GLOBAL LOGO]                                      [Graphic omitted]
                                                       Retire on YOUR Terms (TM)
                                                          VARIABLE ANNUITIES
                                                                  o
Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.